UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 12, 2006

                            HEALTHRENU MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

  Nevada                                   000-21914          25-1907744
---------------------------------        -------------      --------------------
(State or other jurisdiction of          (Commission        (IRS Employer
incorporation)                           File Number)       Identification No.)

          12777 Jones Road, Suite 481, Houston, TX                 77070
          ----------------------------------------                 -----
        (Address of Principal Executive Offices)                 (Zip Code)

            Our telephone number, including area code: (281)_890-2561
                                                       ---------------

                                 Not Applicable
                -------------------------------------------------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Section 8 - Other Events

Item 8.01    Other Events

As of July 12, 2006, the OTC Bulletin Board ("OTCBB") ceased quoting the Company's shares on the OTCBB. The Company's common stock will continue to be quoted through various market makers on the Pink Sheets Electronic Quotation Service published by the National Quotation Bureau under the symbol "HRUM". The Pink Sheets is a centralized quotation service that collects and publishes market maker quotations of securities.

The Company had not timely filed with the Securities and Exchange Commission ("SEC") financial statements for the fiscal quarter ended March 31, 2006 reviewed by the Company's independent public accountant. The Company had filed with the SEC financial statements for the fiscal quarter ended March 31, 2006 which were not reviewed by the Company's independent public accountant.

The review of the Company's financial statements for the fiscal quarter ended March 31, 2006 was completed and the Company filed such reviewed financial statements with the SEC on July 11, 2006 (with a filing date of July 12, 2006), however, such filing was not made in sufficient time to prevent the OTCBB from ceasing to quote the Company's shares. Upon such filing, the Company's stock is again eligible for quotation on the OTCBB and the Company is pursuing reinclusion of its share quoatations on the OTCBB.

The filing of the reviewed financial statements was delayed because the Company, in consultation with its independent public accountant, determined in connection with the preparation of the Company's March 31, 2006 financial statements that the debt financings conducted by the Company during August and September 2005 and February 2006 required reevaluation as a result of evolving SEC interpretations of the accounting rules relating to various convertible debt instruments, which include embedded derivatives. The Company has been working with a professional accounting firm in an effort to expedite and assist the independent public accountant in connection with its review of these financing transactions.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date:  July 12, 2006

                                       HEALTHRENU MEDICAL, INC.
                                       (Registrant)

                                       By: /s/ Robert W. Prokos
                                           -------------------------------------
                                           Name:  Robert W. Prokos
                                           Title: President and
                                           Chief  Executive Officer

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